Exhibit 99.1
Five9 Reports Fourth Quarter and Fiscal Year 2014 Results
Record Q4 Revenue of $28.3 Million, Up 20% Year-Over-Year
Annual Revenue of $103.1 Million, Up 23% Year-Over-Year
Annual Enterprise Revenue, Up 28% Year-Over-Year
SAN RAMON, CALIF. - February 23, 2015 - Five9, Inc. (NASDAQ:FIVN), a leading provider of cloud contact center software, today reported results for the fourth quarter and fiscal year ended December 31, 2014.
Fourth Quarter Highlights

•	Revenue increased 20% year-over-year to a record $28.3 million

•	Adjusted gross margin improved by over 270 basis points year-over-year

•	Adjusted EBITDA margin improved by 620 basis points year-over-year
“We are extremely pleased to report fourth quarter results that were better than expected across all metrics and capped off a strong year for Five9. Our strong revenue growth and gross margin improvements, combined with diligent expense management, resulted in significant improvements to our bottom line. We remain focused on investing at the appropriate levels to achieve solid top line growth while at the same time continuing our path to profitability as evidenced by the fact that we narrowed our fourth quarter Adjusted EBITDA loss by 620 basis points year-over-year. Demand for our cloud-based software solution was strong throughout 2014 as we continued to build momentum by adding clients and expanding existing client engagements. The positive response we are receiving for our cloud-based solution gives us confidence in our ability to capture more market share in 2015 and beyond.”
- Mike Burkland, President and CEO, Five9
Fourth Quarter 2014 Financial Results

•	Total revenue for the fourth quarter of 2014 increased 20% to $28.3 million compared to $23.6 million for the fourth quarter of 2013.

•	Annual dollar-based retention rate for the period ended December 31, 2014 was 96%.

•	GAAP gross margin was 48.6% in the fourth quarter of 2014 compared to 46.5% for the same period in 2013.

•	Adjusted gross margin was 54.6% for the fourth quarter of 2014 compared to 51.9% for the same period in 2013.

•	Adjusted EBITDA for the fourth quarter of 2014 was a loss of $(4.3) million, or 15% of revenue, compared to a loss of $(5.1) million for the fourth quarter of 2013, or 22% of revenue.

•	GAAP net loss for the fourth quarter of 2014 was $(9.4) million, or $(0.19) per share, compared to a GAAP net loss of $(8.6) million, or $(1.72) per share, for the fourth quarter of 2013.

•	Non-GAAP net loss for the fourth quarter of 2014 was $(6.8) million, or $(0.14) per share, compared to a non-GAAP net loss of $(6.9) million, or $(1.38) per share, for the fourth quarter of 2013.
A reconciliation of the non-GAAP financial measures to their related GAAP financial measures is set forth in the tables attached to this release.

2014 Financial Results

•	Total revenue for 2014 increased 23% to $103.1 million, compared to $84.1 million in 2013.

•	GAAP gross margin was 47.0% for 2014, compared to 42.0% for the prior year.

•	Adjusted gross margin was 52.7% for 2014, compared to 46.6% for the prior year.

•	Adjusted EBITDA for 2014 was a loss of $(22.7) million, compared to a loss of $(22.0) million in 2013.

•	GAAP net loss for 2014 was $(37.8) million, or $(1.00) per share, compared to GAAP net loss of $(31.3) million, or $(7.82) per diluted share, in 2013.

•	Non-GAAP net loss for 2014 was $(32.3) million, or $(0.86) per share, compared to net loss of $(27.4) million, or $(6.84) per diluted share, in 2013.
Business Outlook

•	For the first quarter of 2015, Five9 expects to report:

•	Revenue in the range of $28.0 to $29.0 million

•	GAAP net loss in the range of $(10.3) to $(11.3) million or $(0.21) to $(0.23) per share

•	Non-GAAP net loss in the range of $(7.8) to $(8.8) million or $(0.16) to $(0.18) per share

•	For the full year 2015, Five9 expects to report:

•	Revenue in the range of $117.0 to $122.0 million

•	GAAP net loss of $(37.1) to $(40.1) million or $(0.73) to $(0.79) per share

•	Non-GAAP net loss in the range of $(27.4) to $(30.4) million or $(0.54) to $(0.60) per share
Conference Call Details
Five9 will discuss its fourth quarter and fiscal year 2014 results today, February 23, 2015, via teleconference at 4:30 p.m. Eastern Time. To access the call (ID 8236187), please dial: 888-329-8903 or 719-325-2499. An audio replay of the call will be available through March 9, 2015 by dialing 888-203-1112 or 719-457-0820 and entering access code 8236187. A copy of this press release will be furnished to the Securities and Exchange Commission on a Current Report on Form 8-K, and will be posted to our web site, prior to the conference call.
A webcast of the call will be available on the Investor Relations section of the Company’s website at http://investors.five9.com/.
Non-GAAP Financial Measures
In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), this press release and the accompanying tables contain certain non-GAAP financial measures. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies.  Five9 considers these non-GAAP financial measures to be important because they provide useful measures of the operating performance of the company, exclusive of unusual events, as well as factors that do not directly affect what we consider to be our core operating performance. The company’s management uses these measures to (i) illustrate underlying trends in the company’s business that could otherwise be masked by the effect of income or expenses that are excluded from non-GAAP measures, and (ii) establish budgets and operational goals for managing the company’s business and evaluating its performance. In addition, investors often use similar measures to evaluate the operating performance of a company. Non-GAAP financial measures are presented for supplemental informational purposes only for understanding the company's operating results. The non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP. Please see the reconciliation of non-GAAP financial measures to the most directly comparable GAAP measure attached to this release.

Forward Looking Statements
This news release contains certain forward-looking statements, including the Company’s investment strategy and approach and its expectations with respect to profitability, the Company’s confidence in its ability to increase its market share and the other statements in the quote from our Chief Executive Officer, and the financial projections set forth under the caption “Business Outlook,” that are based on our current expectations and involve numerous risks and uncertainties that may cause these forward-looking statements to be inaccurate. Risks that may cause these forward-looking statements to be inaccurate include, among others: (i) our quarterly and annual results may fluctuate significantly, may not fully reflect the underlying performance of our business and may result in decreases in the price of our common stock; (ii) we may be unable to attract new clients or sell additional services and functionality to our existing clients; (iii) our recent rapid growth may not be indicative of our future growth and we may fail to manage our growth effectively; (iv) the markets in which we participate are highly competitive and we may be unable to compete effectively; (v) we may be unable to manage our technical operations infrastructure, which could cause our existing clients to experience service outages, cause our new clients to experience delays in the deployment of our solution and subject us to, among other things, claims for credits or damages; (vi) a decline in our dollar-based retention rate could cause our revenues and gross margins to decrease and our net loss to increase and we may be required to spend more money to grow our client base to maintain our revenues; (vii) sales of our solutions to larger organizations may require longer sales and implementation cycles and we may be unable to offer the configuration and integration services or customized features and functions required by larger organizations, which could delay or prevent sales of our solution to them; (viii) downturns or upturns in new sales will not be immediately reflected in our operating results and may be difficult to discern; (ix) third-party telecommunications and internet service providers on which we rely may fail to provide our clients and their customers with reliable telecommunication services and connectivity to our cloud contact center software; (x) we may be unable to achieve or sustain profitability; (xi) we may be unable to secure additional financing on favorable terms, or at all, to meet our future capital needs; and (xii) the other risks detailed from time-to-time under the caption “Risk Factors” and elsewhere in our Securities and Exchange Commission filings and reports, including, but not limited to, our most recent quarterly report on Form 10-Q. Such forward looking statements speak only as of the date hereof and readers should not unduly rely on such statements. We undertake no obligation to update the information contained in this press release, including in any forward-looking statements.
About Five9
Five9 is a leading provider of cloud contact center software, bringing the power of the cloud to thousands of customers and facilitating more than three billion customer interactions annually. Since 2001, Five9 has led the cloud revolution in contact centers, delivering software to help organizations of every size transition from premise-based software to the cloud. With its extensive expertise, technology, and ecosystem of partners, Five9 delivers secure, reliable, scalable cloud contact center software to help businesses create exceptional customer experiences, increase agent productivity and deliver tangible results. For more information visit www.five9.com.

CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	December 31, 2014	December 31, 2013
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$58,289	$17,748
Short-term investments	20,000	—
Accounts receivable, net	8,335	6,970
Prepaid expenses and other current assets	1,960	1,651
Total current assets	88,584	26,369
Property and equipment, net	12,571	11,607
Intangible assets, net	2,553	3,065
Goodwill	11,798	11,798
Other assets	1,428	3,439
Total assets	$116,934	$56,278

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Accounts payable	$4,179	$4,306
Accrued and other current liabilities	7,318	5,929
Accrued federal fees	7,215	4,206
Sales tax liability	297	98
Notes payable	3,146	1,522
Capital leases	4,849	4,857
Deferred revenue	5,346	4,375
Total current liabilities	32,350	25,293
Revolving line of credit	12,500	12,500
Sales tax liability — less current portion	2,582	5,350
Notes payable — less current portion	22,778	7,095
Capital leases — less current portion	4,423	4,358
Convertible preferred and common stock warrant liabilities	—	3,935
Other long-term liabilities	548	715
Total liabilities	75,181	59,246
Stockholders’ equity (deficit):
Convertible preferred stock	—	53,734
Common stock	49	5
Additional paid-in capital	170,286	34,089
Accumulated deficit	(128,582)	(90,796)
Total stockholders’ equity (deficit)	41,753	(2,968)
Total liabilities and stockholders’ equity (deficit)	$116,934	$56,278

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	Three Months Ended		Twelve Months Ended
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
	(Unaudited)	(Unaudited)	(Unaudited)
Revenue	$28,274	$23,643	$103,102	$84,132
Cost of revenue	14,540	12,646	54,661	48,807
Gross profit	13,734	10,997	48,441	35,325
Operating expenses:
Research and development	5,828	4,850	22,110	17,529
Sales and marketing	9,453	7,727	37,445	28,065
General and administrative	6,763	5,953	24,416	18,053
Total operating expenses	22,044	18,530	83,971	63,647
Loss from operations	(8,310)	(7,533)	(35,530)	(28,322)
Other income (expense), net:
Change in fair value of convertible preferred and common stock warrant liabilities	—	(694)	1,745	(1,871)
Interest expense	(1,175)	(414)	(4,161)	(1,080)
Interest income and other	146	10	245	29
Total other income (expense), net	(1,029)	(1,098)	(2,171)	(2,922)
Loss before provision for income taxes	(9,339)	(8,631)	(37,701)	(31,244)
Provision for income taxes	33	1	85	70
Net loss	$(9,372)	$(8,632)	$(37,786)	$(31,314)
Net loss per share:
Basic and diluted	$(0.19)	$(1.72)	$(1.00)	$(7.82)
Shares used in computing net loss per share:
Basic and diluted	49,003	5,013	37,604	4,006

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)

	Twelve Months Ended
	December 31, 2014	December 31, 2013
	(Unaudited)
Cash flows from operating activities:
Net loss	$(37,786)	$(31,314)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	6,463	4,415
Provision for doubtful accounts	76	89
Stock-based compensation	6,753	1,949
Loss on the disposal of property and equipment	1	(5)
Non-cash interest expense	293	6
Changes in fair value of convertible preferred and common stock warrant liabilities	(1,745)	1,871
Accretion of discounts on short-term investments	(7)	—
Changes in operating assets and liabilities:
Accounts receivable	(1,390)	(1,574)
Prepaid expenses and other current assets	(216)	(322)
Other assets	(128)	(136)
Accounts payable	300	196
Accrued and other current liabilities	1,863	1,429
Accrued federal fees and sales tax liability	440	2,325
Deferred revenue	1,012	106
Other liabilities	(208)	6
Net cash used in operating activities	(24,279)	(20,959)
Cash flows from investing activities:
Purchases of property and equipment	(1,025)	(554)
Restricted cash	(25)	(121)
Cash paid to acquire Face It, Corp., net of cash acquired of $128	—	(2,836)
Purchase of short-term investments	(49,992)	—
Proceeds from sale of short-term investments	30,000	2,490
Net cash used in investing activities	(21,042)	(1,021)
Cash flows from financing activities:
Net proceeds from IPO, net of payments for offering costs	71,459	—
Payments for deferred offering costs	—	(821)
Net proceeds from issuance of convertible preferred stock	—	21,794
Proceeds from exercise of common stock options and warrants	1,212	702
Proceeds from sale of common stock under ESPP	660	—
Proceeds from notes payable	19,536	5,000
Repayments of notes payable	(1,556)	(810)
Payments of capital leases	(5,449)	(4,598)
Proceeds from revolving line of credit	—	18,500
Repayments on revolving line of credit	—	(6,000)
Net cash provided by financing activities	85,862	33,767
Net increase in cash and cash equivalents	40,541	11,787
Cash and cash equivalents:
Beginning of period	17,748	5,961
End of period	$58,289	$17,748

Reconciliation of GAAP Gross Profit to Adjusted Gross Profit
(Unaudited, in thousands)

	Three Months Ended		Twelve Months Ended
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013

GAAP gross profit	$13,734	$10,997	$48,441	$35,325
GAAP gross margin	48.6%	46.5%	47.0%	42.0%
Non-GAAP adjustments:
Depreciation	1,204	1,128	4,787	3,637
Intangibles amortization	87	72	351	72
Stock-based compensation	176	67	542	194
Out of period adjustment for accrued federal fees	235	—	235	—
Adjusted gross profit	$15,436	$12,264	$54,356	$39,228
Adjusted gross margin	54.6%	51.9%	52.7%	46.6%

Reconciliation of GAAP Net Loss to Adjusted EBITDA
(Unaudited, in thousands)

	Three Months Ended		Twelve Months Ended
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013

GAAP net loss	$(9,372)	$(8,632)	$(37,786)	$(31,314)
Non-GAAP adjustments:
Depreciation and amortization	1,605	1,513	6,463	4,415
Stock-based compensation	1,957	923	6,753	1,949
Interest expense	1,175	414	4,161	1,080
Interest income and other	(146)	(10)	(245)	(29)
Provision for income taxes	33	1	85	70
Change in fair value of convertible preferred and common stock warrant liabilities	—	694	(1,745)	1,871
Reversal of contingent sales tax liability (G&A)	—	—	(2,766)	—
Accrued FCC charge (G&A)	—	—	2,000	—
Out of period adjustment for accrued federal fees (COR)	235	—	235	—
Out of period adjustment for sales tax liability (G&A)	183	—	183	—
Adjusted EBITDA	$(4,330)	$(5,097)	$(22,662)	$(21,958)

Reconciliation of GAAP Net Loss to Non-GAAP Net Loss
(Unaudited, in thousands, except per share data)

	Three Months Ended		Twelve Months Ended
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013

GAAP net loss	$(9,372)	$(8,632)	$(37,786)	$(31,314)
Non-GAAP adjustments:
Stock-based compensation	1,957	923	6,753	1,949
Intangibles amortization	128	105	512	105
Non-cash interest expense	83	6	293	6
Change in fair value of convertible preferred and common stock warrant liabilities	—	694	(1,745)	1,871
Reversal of contingent sales tax liability (G&A)	—	—	(2,766)	—
Accrued FCC charge (G&A)	—	—	2,000	—
Out of period adjustment for accrued federal fees (COR)	235	—	235	—
Out of period adjustment for sales tax liability (G&A)	183	—	183	—
Non-GAAP net loss	$(6,786)	$(6,904)	$(32,321)	$(27,383)
Non-GAAP net loss per share:
Basic and diluted	$(0.14)	$(1.38)	$(0.86)	$(6.84)
Shares used in computing non-GAAP net loss per share:
Basic and diluted	49,003	5,013	37,604	4,006

Summary of Stock-Based Compensation, Depreciation and Intangibles Amortization
(Unaudited, in thousands)

	Three Months Ended
	December 31, 2014			December 31, 2013
	Stock-Based Compensation	Depreciation	Intangibles Amortization	Stock-Based Compensation	Depreciation	Intangibles Amortization

Cost of revenue	$176	$1,204	$87	$67	$1,128	$72
Research and development	527	75	—	261	59	—
Sales and marketing	455	21	29	330	18	23
General and administrative	799	177	12	265	203	10
Total	$1,957	$1,477	$128	$923	$1,408	$105

	Twelve Months Ended
	December 31, 2014			December 31, 2013
	Stock-Based Compensation	Depreciation	Intangibles Amortization	Stock-Based Compensation	Depreciation	Intangibles Amortization

Cost of revenue	$542	$4,787	$351	$194	$3,637	$72
Research and development	1,931	229	—	499	214	—
Sales and marketing	1,510	82	114	751	60	23
General and administrative	2,770	853	47	505	399	10
Total	$6,753	$5,951	$512	$1,949	$4,310	$105

Reconciliation of GAAP Net Loss to Non-GAAP Net Loss – GUIDANCE
(Unaudited, in thousands, except per share data)

	Three Months Ending		Year Ending
	March 31, 2015		December 31, 2015
	Low	High	Low	High

GAAP net loss	$(10,278)	$(11,278)	$(37,144)	$(40,144)
Non-GAAP adjustments:
Stock-based compensation	2,267	2,267	8,891	8,891
Intangibles amortization	128	128	512	512
Non-cash interest expense	83	83	341	341
Non-GAAP net loss	$(7,800)	$(8,800)	$(27,400)	$(30,400)

GAAP net loss per share, basic and diluted	$(0.21)	$(0.23)	$(0.73)	$(0.79)
Non-GAAP net loss per share, basic and diluted	$(0.16)	$(0.18)	$(0.54)	$(0.60)
Shares used in computing GAAP and non-GAAP net loss per share:
Basic and diluted	49,700	49,700	51,000	51,000

Investor Relations Contact:

Barry Zwarenstein
Chief Financial Officer
Five9, Inc.
925-201-2000 ext. 5959
IR@five9.com

Lisa Laukkanen
The Blueshirt Group for Five9, Inc.
415-217-4967
Lisa@blueshirtgroup.com

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